Exhibit 10.1

SUBSCRIPTION AGREEMENT

Ocean Power Technologies, Inc.

1590 Reed Road
Pennington, New Jersey 08534

Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with Ocean Power Technologies, Inc., a Delaware corporation (the “Company”), as follows:

1.     This Subscription Agreement, including the Terms and Conditions for Purchase of Units attached hereto as Annex I (collectively, this “Agreement”), is made as of the date set forth below between the Company and the Investor.

2.     The Company has authorized the sale and issuance to certain investors of up to an aggregate of 595,000 units (the “Units”), subject to adjustment by the Company’s Board of Directors or a committee thereof, with each Unit consisting of (i) one share (the “Share,” collectively, the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), and (ii) 0.3 of a warrant (the “Warrant,” collectively, the “Warrants”) to purchase one share of Common Stock (and the fractional amount being the “Warrant Ratio”), in substantially the form attached hereto as Exhibit B, for a purchase price of $6.75 per Unit (the “Purchase Price”). Units will not be issued or certificated. The Shares and Warrants are immediately separable and will be issued separately. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities”).

3.     The offering and sale of the Units (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3, No. 333-209517, as amended (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the Prospectus contained therein (the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed, if required, with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Units, the terms of the Offering and the Company, (c) a Preliminary Prospectus Supplement (the “Preliminary Prospectus Supplement”), if any, containing certain supplemental information regarding the Securities, the terms of the Offering and the Company and (d) a Prospectus Supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Units and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

4.     The Company and the Investor agree that the Investor will purchase from the Company, and the Company will issue and sell to the Investor, the Units set forth below for the aggregate purchase price set forth below. The Units shall be purchased pursuant to the Terms and Conditions for Purchase of Units attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. The Investor acknowledges that the Offering is not being underwritten by Roth Capital Partners, LLC (“Roth” or the “Placement Agent”) and that there is no minimum offering amount.

5.     The manner of settlement of the Securities purchased by the Investor shall be determined by such Investor as follows (check one):

a.     The Shares shall be settled as follows:

[____]

A.     Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(i)     DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(ii)     REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR TO THE ACCOUNT SPECIFIED IN WRITING BY THE COMPANY TO THE INVESTOR PRIOR TO THE CLOSING.

—OR—

[____]

B.     Delivery versus payment (“DVP”) through DTC (i.e., on the Closing Date, the Company shall issue such Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent directly to the account(s) at Roth identified by the Investor; upon receipt of such Shares, Roth shall promptly electronically deliver such Shares to the Investor, and simultaneously therewith payment shall be made by Roth by wire transfer to the Company). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(iii)     NOTIFY ROTH OF THE ACCOUNT OR ACCOUNTS AT Roth TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(iv)     CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT ROTH TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER. IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE UNITS OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE UNITS MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6.     The executed Warrant shall be delivered in certificate form to the Investor (or to such designee as directed in writing by the Investor to the Company prior to the Closing).

7.     The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Units, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

8.     The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, declared effective by the Commission on April 26, 2016, which is a part of the Company’s Registration Statement and the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, the Issuer Free Writing Prospectus and oral communications.

9.     No offer by the Investor to buy Units will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or the Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

10.     The Company acknowledges that the only material, non-public information relating to the Company it has provided to the Investor in connection with the Offering prior to the date hereof is the existence of the Offering.

[Signature Page Follows]

Number of Units:                                                                                    **

Purchase Price Per Unit: $

Aggregate Purchase Price: $                                                               **

**Subject to written confirmation of final allocation by the Placement Agent (or Cutback (as defined in Annex I hereto), as applicable)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: July 22, 2016

INVESTOR

By:

Print Name:

Title:

Address:

Agreed and Accepted

this 22nd day of July, 2016:

OCEAN POWER TECHNOLOGIES, INC.

By:

      Name:
      Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF UNITS

1.            Authorization and Sale of the Units. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Units.

2.            Agreement to Sell and Purchase the Units; Placement Agent.

2.1     At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Units set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Units are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page. Notwithstanding the foregoing, the Investor acknowledges and agrees that at any time prior to the Company’s filing of the press release pursuant to Section 13 below, Roth Capital Partners, LLC (“Roth” or the “Placement Agent”) may, in its discretion, reduce the allocation of Units granted to, and corresponding aggregate purchase price to be paid by, the Investor without the prior written consent of the Investor (a “Cutback”). Upon the occurrence of any Cutback, the Placement Agent shall promptly notify the Investor and may require the Investor to execute a replacement signature page to this Agreement reflecting the new reduced number of Units to be purchased by the Investor after such Cutback (the “Remaining Units”). For the avoidance of doubt, without the requirement of any amendment, waiver or written consent hereunder by any party hereto, upon any Cutback, the Company shall solely have an obligation to issue and sell to the Investor, and the Investor shall solely have an obligation to purchase the Remaining Units.

2.2     The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (or, alternatively, sell Securities pursuant to the Prospectus without any Subscription Agreement) (the “Other Investors”) and expects to complete sales of Units to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3     Investor acknowledges that the Company has agreed to pay the Placement Agent a fee and to reimburse the Placement Agent for certain expenses in respect of the sale of the Securities to the Investor.

2.4     The Company has entered into a Placement Agent Agreement, dated as of the date hereof (the “Placement Agreement”), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.

3.            Closing and Delivery of the Shares, Warrants and Funds.

3.1     Closing. The completion of the purchase and sale of the Units (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and Roth, and of which the Investors will be notified in advance by Roth, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a certificate representing a Warrant to purchase a number of whole Warrant Shares determined by multiplying the number of Shares set forth on the signature page by the Warrant Ratio and rounding to the nearest whole number and (c) the aggregate purchase price for the Units being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2           Conditions to the Obligations of the Parties.

(a)     Conditions to the Company’s Obligations. The Company’s obligation to issue and sell the Units to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Units being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date. In addition, the Company’s obligation to issue and sell the Units will be subject to the condition that NASDAQ determine that the Offering qualifies as a “public offering” pursuant to NASDAQ Marketplace Rule 5635(d) and NASDAQ Interpretation IM-5635-3.

(b)     Conditions to the Investor’s Obligations. The Investor’s obligation to purchase the Units will be subject to (x) the representations and warranties made by the Company in the Agreements and the Placement Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date and the Company shall have fulfilled those undertakings of the Company required to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, and (y) that the Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to the closing in the Placement Agreement have not been satisfied. The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Units that they have agreed to purchase from the Company. The Investor understands and agrees that, in the event that Roth in its sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by such Agreement, then Roth may, but shall not be obligated to, terminate such Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below. In addition, the Investor’s obligation to purchase the Units will be subject to the condition that NASDAQ determine that the Offering qualifies as a “public offering” pursuant to NASDAQ Marketplace Rule 5635(d) and NASDAQ Interpretation IM-5635-3.

3.3         Delivery of Funds. Payment for the Securities shall be made as follows:

(a)              DWAC Delivery. If the Investor elects to settle the Shares purchased by such Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Securities being purchased by the Investor to the account specified in writing by the Company to the Investor prior to the Closing.

(b)            Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at the Placement Agent to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Securities being purchased by the Investor.

3.4       Delivery of Securities.

(a)            DWAC Delivery. If the Investor elects to settle the Shares purchased by such Investor, if applicable, through DTC’s DWAC delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Placement Agent. Upon the closing of the Offering, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

(b)     Delivery Versus Payment through The Depository Trust Company. If the Investor elects to settle the Shares purchased by such Investor, if applicable, by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify the Placement Agent of the account or accounts at the Placement Agent to be credited with the Shares being purchased by such Investor. On the Closing Date, the Company shall deliver the Shares to the Investor through DTC directly to the account(s) at the Placement Agent identified by Investor. Upon receipt of such Shares, the Placement Agent shall promptly electronically deliver such Shares to the Investor, and simultaneously therewith payment shall be made by the Placement Agent by wire transfer to the Company.

(c)     The executed Warrant shall be delivered in certificate form to the Investor (or to such designee as directed in writing by the Investor to the Company prior to the Closing).

4.            Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Placement Agent (as to itself), that:

4.1     The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Units set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

4.2     The Investor acknowledges that (a) no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Units, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agent is not authorized to make and have not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Units, except as set forth or incorporated by reference in the Base Prospectus, the Prospectus Supplement or any free writing prospectus.

4.3     (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4     The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units. The Investor also understands that there is no established public trading market for the Warrants being offered in the Offering, and that the Company does not expect such a market to develop. In addition, the Company does not intend to apply for listing the Warrants on any securities exchange. The Investor understands that without active market, the liquidity of the Warrants will be limited.

4.5     The Investor will maintain the confidentiality of all information acquired as a result of the transactions contemplated hereby prior to the public disclosure of that information by the Company in accordance with Section 13 of this Annex.

4.6     Since the time at which the Placement Agent first provided the Investor final definitive pricing and allocations to the Investor of the Offering (the “Restriction Time”), the Investor has not disclosed any material pricing information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales (as defined herein) involving the Company’s securities). The Investor covenants that it will not engage in any purchases or sales of the securities of the Company (including Short Sales) from the Restriction Time until the time that the transactions contemplated by this Agreement are publicly disclosed. The Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

4.7     The Investor has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Offering and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  The Investor acknowledges and agrees that neither Roth nor any affiliate of Roth has provided such Investor with any information or advice with respect to the Securities nor is such information or advice necessary or desired.  Neither Roth nor any of its affiliates has made or makes any representation as to the Company or the quality of the Securities and Roth and any of its affiliate may have acquired non-public information with respect to the Company which such Investor agrees need not be provided to it.  In connection with the issuance of the Securities to such Investor, neither Roth nor any of its affiliates has acted as a financial advisor or fiduciary to such Investor.

5.           Survival of Representations, Warranties and Agreements; Third Party Beneficiary. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares and Warrants being purchased and the payment therefor. The Placement Agent shall be a third party beneficiary with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6.           Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile or e-mail, (a) the date of transmission, if such notice or communication is delivered via facsimile or email attachment at or prior to 5:30 p.m. (New York City time) on a business day, or (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile or email attachment on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any business day:

(a)	if to the Company, to:

Ocean Power Technologies, Inc.

1590 Reed Road

Pennington, New Jersey 08534

Attention: Chief Financial Officer

Facsimile: (609) 730-0404

Email: mfeatherstone@oceanpowertech.com

with copies to:

Cozen O’Connor

One Liberty Place
1650 Market Street
Suite 2800
Philadelphia, Pennsylvania 19103

Attention: Ellen Canan Grady, Esq.

Facsimile: (215) 701-2214

Email: EGrady@cozen.com

(b)       if to the Investor, at its address on the Signature Page or Exhibit A hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.     Changes. Except as provided in Section 2.1 with respect to any Cutback, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and Investor.

8.     Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.     Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.     Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11.     Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

12.     Confirmation of Sale. The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Units to such Investor.

13.     Press Release. The Company and the Investor agree that the Company shall, prior to the opening of the financial markets in New York City on the date hereof, (a) issue a press release announcing the Offering and disclosing all material information regarding the Offering and (b) file a Current Report on Form 8-K with the Securities and Exchange Commission including a form of this Agreement and a form of Warrant as exhibits thereto. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor or any affiliate or investment adviser of the Investor, or include the name of the Investor or any affiliate or investment adviser of any Investor in any press release or filing with the Securities and Exchange Commission or any regulatory agency or trading market, without the prior written consent of such Investor, except (i) as required by federal securities law and (ii) to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Investor with prior written notice of such disclosure permitted under this sub-clause (ii). From and after the issuance of the press release described above, the Investor shall not be in possession of any material, non-public information received from the Company or any of its officers, directors or employees. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or affiliates on the one hand, and the Investor or any of their affiliates on the other hand, shall terminate. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, which shall be disclosed pursuant to the press release required above, the Company covenants and agrees that neither it, nor any other person acting on its behalf will provide Investor or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Investor shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. To the extent that the Company delivers any material, non-public information to a Investor without the Investor’s consent, the Company hereby covenants and agrees that the Investor shall not have any duty of confidentiality to the Company, any of its subsidiaries, or any of their respective officers, directors, agents, employees or affiliates, or a duty to the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or affiliates not to trade on the basis of, such material, non-public information, provided that the Investor shall remain subject to applicable law. The Company understands and confirms that the Investor shall be relying on the provisions of this Section 13 in effecting transactions in securities of the Company.

14.     Termination. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

EXHIBIT A

OCEAN POWER TECHNOLOGIES, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares and Warrants are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address, e-mail address and facsimile number of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares:

9.	The mailing address for the delivery of the certificate evidencing the Warrant (if different from 3 above)